Exhibit 99.5

BARC 2023-NQM3

Property Valuation Review and Methodology

CRES reviewed the Appraisal for completeness and conformance to industry standards, including requirements set forth in Title XI of FIRREA. The review included both data and description information provided by the appraiser. Review items included: (i) property address and borrower information matches the mortgage note and other critical origination documents, (ii) neighborhood characteristics and housing trends were acceptable and met applicable underwriting guidelines, (iii) site information for zoning compliance and possible adverse site notations reviewed for adverse conditions, FEMA Flood Zone designation matched the Flood Certification, (iv) property type and property description information met applicable underwriting guidelines, (v) comparable sales (sale dates, distance, gross and net adjustments, square footage, and value) met industry standards and were properly bracketed, (vi) comparable size, style, and location were similar to the subject address, (vii) condition of the property was average or better and notable repairs were addressed, (viii) appraisal was made on an “as is” basis or proper evidence of completion was obtained and clearly documented and addressed all “subject to” conditions noted, (ix) subject and comparable photos reviewed to ensure appraisal description information coincides with property pictures and that no visible adverse issues are present that the appraiser did not address, (x) appraisal was completed by a licensed appraiser and (xi) appraisal was completed within the required timing requirements, as disclosed in the applicable underwriting guidelines.

A Fannie Mae UCDP Submission Summary Report with a Collateral Underwriter Risk Score of 2.5 or less or a secondary enhanced desk review product, (such as an ARR from ProTeck or CDA from Clear Capital), from an approved AMC was required on all transactions. In lieu of an enhanced desk review product, a field review or second appraisal from an approved AMC is acceptable. If the Appraisal Review Product value is more than 10% below the appraised value, a second field review or appraisal was required. In certain cases, sellers may include an enhanced desk review product from an approved AMC. All desk review documentation provided by an approved AMC vendor was recorded by CRES, as an acceptable valuation support option as long as valuations were obtained in accordance with guidelines and through notable AMC vendors. Any loans that did not maintain an enhanced desk review or did not meet the Client’s vendor requirements were conditioned and communicated with the Client.

If material origination valuation discrepancies could not be resolved an exception was created and the applicable NRSROs valuation grade was recorded.

Compliance Review Methodology (Consumer Loans)

CRES reviews on consumer loans included comprehensive audit of fees and disclosed federal, state, municipal requirements along with timing of delivery requirements for TRID related Loan Estimates (LE’s) and the Initial Closing Disclosure (CD’s). The reviews track delivery and receipt requirements for all LE’s and CD’s, tracks fee changes and changed circumstances affecting fees, provides a fee tolerance comparison across all LE’s and CD’s.

In addition to the TRID specific items, the loans were also subject to the following Pre-TRID and Post- TRID compliance testing. Note that certain loans may be classified as “business purpose”. In such cases certain compliance TILA and Regulation Z requirements were not tested, as the law’s provisions do not apply to an extension of credit if primarily for business or a commercial purpose (12 C.F.R. §1026.3(a); 15 U.S.C. § 1603).

CRES utilizes a third-party compliance company’s software for certain compliance tests. The following Pre-TRID, TRID, Qualified Mortgage (QM), and High Costs related test were completed within the third-party compliance software:

Qualified Mortgage (12 CFR § 1026.43)

(I)	Negative Amortization Loan test.
(II)	Interest Only Loan test.
(III)	Balloon Payment Loan test.
(IV)	Loan Term test.
(V)	Points and Fees test.
(VI)	The Qualified Mortgage DTI Threshold test.

Federal High-Cost Mortgage (HOEPA - Amended) (12 CFR §1026.32)

(I)	APR threshold test.
(II)	Points and fees threshold test.
(III)	Prepayment penalty threshold test.
(IV)	Is Not a High-Costs Mortgage.

Federal Higher-Priced Mortgage Loan (2013 Provisions) (12 CFR §1026.35)

(I)	Higher-Priced Mortgage Loan test.
(II)	Higher-priced mortgage loan required escrow account test.

Federal TILA (12 CFR §1026.15, 18, 22, 23 and 36)

(I)	TILA finance charge test.
(II)	TILA APR test.
(III)	Dual Broker Compensation test.
(IV)	Loan originator credits test.
(V)	TILA Financing of Single Premium Credit Insurance test.
(VI)	TILA Right of Rescission Test:

Initial Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Initial loan estimate delivery date test (from application).
(II)	Initial loan estimate delivery date test (prior to consummation).
(III)	Written list of service provider’s disclosure date test.

Revised Loan Estimate Timing Requirements (12 CFR §1026.19)

(I)	Revised loan estimate delivery date test (prior to consummation).

Revised Loan Estimate Timing & Changed Circumstances Requirements (12 CFR §1026.19)

(I)	Valid or invalid changed circumstances test.
(II)	Revised loan estimate delivery date and changed circumstances date test.
(III)	Revised loan estimate lender credits test.

Initial Closing Disclosure Timing Requirements

(I)	Initial closing disclosure delivery date test. (12 CFR §1026.19).

Initial Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Initial closing disclosure delivery date and changed circumstances date test.
(III)	Initial closing disclosure lender credits test.

Revised Closing Disclosure Timing Requirements (12 CFR §1026.19 and 22)

(I)	APR Tolerance Test.
(II)	Revised Closing Disclosure Waiting Period Required test.
(III)	Revised closing disclosure delivery date test.

Revised Closing Disclosure Timing & Changed Circumstances Requirements

(I)	Valid or invalid changed circumstances test.
(II)	Revised closing disclosure delivery date and changed circumstances date test.
(III)	Revised closing disclosure delivery date and date the rate was set test.
(IV)	Revised closing disclosure lender credits test.

Integrated Disclosures Tolerance & Reimbursement Provisions (12 CFR §1026.19)

(I)	Charges that cannot increase test.
(II)	Lender credits that cannot decrease test.
(III)	Charges that in total cannot increase more than 10% test.
(IV)	Charges that can have an unlimited increase test.

Federal RESPA (12 CFR §§1024.8, 1024.20, 1026.33)

(I)	Homeownership counseling organizations disclosure date test.
(II)	Good Faith Estimate disclosure date test.
(III)	RESPA "Your Credit or Charge" (802) Disallowed Credit and Charge test.

In addition to the checks disclosed above, various state license-based consumer lending and licensing laws and regulations tests were also completed using the third-party compliance software.

On applicable loans (“Covered Loans’ with an Application Dates => 10/3/2015), SFIG RMBS 3.0 TRID Compliance Review Scope was used to test compliance with TILA/RESPA Integrated Disclosure rules.

General Ability to Repay

CRES reviews all loan transactions that are covered by the Ability to Repay rule as set forth in Regulation Z- Truth in Lending Act (TILA) to determine whether the lender considered and evaluated the eight underwriting factors. The eight factors reviewed are: (i) Current or reasonably expected income or assets (other than the value of the property that secures the loan) that the consumer will rely on to repay the loan, (ii) Current employment status (if you rely on employment income when assessing the consumer’s ability to repay), (iii) Projected monthly mortgage payment for this loan (calculated using the introductory or fully-indexed rate, whichever is higher, and monthly, fully-amortizing payments that are substantially equal), (iv) Projected monthly payment on any simultaneous loans secured by the same property, (v) Monthly payments for property taxes and insurance that you require the consumer to buy, and certain other costs related to the property such as homeowners association fees or ground rent, (vi) Debts, alimony, and child-support obligations, (vii) Monthly debt-to-income ratio or residual income, calculated using the total of all of the mortgage and non-mortgage obligations listed above, as a ratio of gross monthly income, and (viii) Credit history.

Qualified Mortgage

When applicable, CRES assessed the borrower(s)’ QM classification and re-assigns a due diligence reviewed QM or Non-QM type for each loan. Loans are classified into one of the following categories: (i) QM: Safe Harbor: Loans that meet the rule's definition of a QM and are eligible for safe harbor protection under the original QM definition, (ii) QM: Safe Harbor (APOR): Loans that meet the rule's definition of a QM and are eligible for safe harbor protection under the new General QM definition (iii) QM: GSE Temporary (safe harbor) – Loans that are eligible for purchase by Fannie Mae or Freddie Mac and therefore is exempt from the Appendix Q/43% DTI provision, but otherwise meets the QM safe harbor definition, (iv) QM: Rebuttable Presumption: Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection under the original QM definition, (v) QM: Rebuttable Presumption (APOR): Loans that meet the rule's definition of a QM and are eligible for rebuttable presumption protection under the new General QM definition, (vi) QM: GSE Temporary (rebuttable presumption) - Loans that are eligible for purchase by Fannie Mae or Freddie Mac and therefore is exempt from the Appendix Q/43% DTI provision, but otherwise meets the QM rebuttable presumption definition (vii) Non-QM: Compliant with ATR: Loans that do not meet the QM definition but fully comply with the ATR rule, (viii) Non-QM: Non-Compliant: Loans that do not meet the QM definition and do not comply with the ATR rule, and (ix) Not Covered/Exempt: Loans that are not covered by the rule.

Note that CRES determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a proper due diligence mortgage loan designation that is solely based on the documentation available at the time of the review.

The table below contains the TRID eligible breakdown for the loan population:

	Count	Percentage of Population
Investment/Business Purpose Loans	5	62.50%
Initial Application Date prior to October 3, 2015	0	0.00%
CRES Level II TRID Review	3	37.50%

Document Review

CRES reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

• Appraisal.
• Asset documentation. • Business Purpose Certification (if applicable)
• Changed circumstance documentation.
• Credit report.
• FACTA disclosures.
• Final 1003.
• Final HUD-1/Closing Disclosure(s).
• Hazard and/or flood insurance policies.
• HUD from sale of previous residence.
• Homeownership counseling organizations disclosure.
• Income and employment documentation.
• Initial and final GFE’s.
• Initial application (1003).
• Initial escrow disclosure.
• Initial TIL. • Leases

• Loan Estimate(s). • Market Rent supporting documentation
• Mortgage Insurance.
• Mortgage/Deed of Trust.
• Note.
• Notice of Special Flood Hazards.
• Sales contract.
• Tangible Net Benefit Disclosure.
• Title/Preliminary Title.
• Written List of Service Providers.

(2)	Tape Data Compare

CRES compared data fields on the data tape provided by the Client to the data points disclosed on the actual mortgage loan file documents, as captured by CRES. When data was available, the following data elements were compared:

Appraised Value	First Payment Date	Note Date	Property City
CLTV	Interest Rate	Note Type	Property State
Doc Level	Lien Position	Occupancy	Property Zip
DTI	Loan Term	Original Balance	Purpose
FICO	LTV	P&I Payment	QM Type
Appraised Value	First Payment Date	Note Date	Property City

The seller provided CRES with loan level data regarding the mortgage loans for the data integrity check. CRES received the data directly from the seller through a loan registrations system or via a data tape.

Of the 8 mortgage loans reviewed, one unique mortgage loans had at least one tape discrepancy across 20 data fields (one mortgage loan had more than one data discrepancy). The following table discloses the number of data discrepancies noted by field name. Note, tape data was not provided on certain field compare values. The fields in which tape data was not available is noted below; however, a data discrepancy was not counted if the seller failed to provide a compare value.

Field Compare	Discrepancy: No	Discrepancy: Yes	Total
Appraised Value	7	1	8
CLTV	8	0	8
Doc Level	8	0	8
DTI	8	0	8
FICO	8	0	8
First Payment Date	8	0	8
Interest Rate	8	0	8
Lien Position	8	0	8
Loan Term	8	0	8
LTV	8	0	8
Note Date*	8	0	8
Note Type	8	0	8
Occupancy	8	0	8
Original Balance	8	0	8
P&I Payment	8	0	8
Property City	8	0	8
Property State	8	0	8
Property Zip	8	0	8

Purpose	8	0	8
QM Type*	8	0	8

* Tape data was not available.
DTI Variance Threshold Applied: 3%

DTI variances are the difference on the percentage of income dedicated toward making debt payments. These variances occur frequently due to differences in calculating incomes. Total Debt Ratio variances that were less than or equal to 3% of the tape value are not included in the data discrepancies reflected.

(3)  Credit, Compliance and Property Valuation Results Credit Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Credit grade of “B” or higher and 62.50% of the mortgage loans by number have a Credit grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	5	62.50%
B	3	37.50%
C	0	0.00%
Total	8	100.00%

Compliance Results Summary

Approximately 100.00% of the mortgage loans in the securitization have a Compliance grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	8	100.00%
B	0	0.00%
C	0	0.00%
Total	8	100.00%

Property Valuation Results Summary

Approximately 100.00% of the mortgage loans by number have a Valuation grade of “B” or higher and 87.50% of the mortgage loans by number have a Valuation grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	7	87.50%
B	1	12.50%
C	0	0.00%
Total	8	100.00%

Overall Results Summary

Approximately 100.00% of all loans by number received an “A” or “B” overall grade and 50.00% of all loans by number received an overall grade of “A”.

NRSRO Grade	Loan Count	Percentage
A	4	50.00%

B	4	50.00%
C	0	0.00%
Total	8	100.00%

(4)	Pool Stratification Summary

Lien Position	Count	Percentage
First	8	100.00%
Total	8	100.00%

Note Type	Count	Percentage
Arm	0	0.00%
Fixed	8	100.00%
Total	8	100.00%

Occupancy	Count	Percentage
Owner Occupied	3	37.50%
Non-Owner Occupied	5	62.50%
Second Home	0	0.00%
Total	8	100.00%

Purpose	Count	Percentage
Purchase	5	62.50%
Refi - Cash Out	3	37.50%
Rate Term Refi	0	0.00%
Total	8	100.00%

Property Type	Count	Percentage
Single Family	7	87.50%
PUD	0	0.00%
Condo	0	0.00%
2-4 Family	1	12.50%
Commercial	0	0.00%
Townhome	0	0.00%
Mixed Use	0	0.00%
Total	8	100.00%

Debt to Income	Count	Percentage
0-9.99%*	1	25.00%
10%-19.99%	0	0.00%
20%-29.99%	0	75.00%
30%-39.99%	0	0.00%
40%-49.99%	3	0.00%
50%-60.00%	0	0.00%
Total	4	100.00%

Four loans in the pool were underwritten to a Debt Service Coverage Ratio (“DSCR”) loan program.

DSCR Loans	Count	Percentage
<0 or	0	0.00%
0-0.19	0	0.00%
0.2-0.39	0	0.00%
0.4-0.59	0	0.00%
0.6-0.79	0	0.00%
0.8-.99	0	0.00%
1-1.19	4	100.00%
1.2-1.39	0	0.00%
1.4-1.59	0	0.00%
1.6-1.79	0	0.00%
1.8-1.99	0	0.00%
=>2	0	0.00%
Total	4	100.00%

Loan to Value	Count	Percentage
10%-19.99%	0	0.00%
20%-29.99%	0	0.00%
30%-39.99%	0	0.00%
40%-49.99%	0	0.00%
50%-59.99%	1	12.50%
60%-69.99%	1	12.50%
70%-79.99%	4	50.00%
80%-89.99%	1	12.50%
90%-100%	1	12.50%
Total	8	100.00%

State	Count	Percentage
CA	3	37.50%
FL	1	12.50%
NY	4	50.00%
Total	8	100.00%